QUAKER INVESTMENT TRUST	Filed pursuant to Rule 497(e) Registration Nos. 033-38074; 811-06260

Supplement dated January 31, 2014
To the Prospectus and Statement of Additional Information Dated
October 29, 2013 for the Quaker Akros Absolute Return Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus and Statement of Additional Information.

The Prospectus and Statement of Additional Information of Quaker Investment Trust (the “Trust”), dated October 29, 2013, are hereby supplemented with the following information:

On January 30, 2014 (the “Effective Date”), the shareholders of the Quaker Akros Absolute Return Fund (the “Fund”) approved the liquidation and dissolution of the Fund. All references to the Fund in the Prospectus and Statement of Additional Information should be disregarded as of the Effective Date.

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Please retain this supplement for future reference.